Exhibit 10(a)
CHECKFREE SERVICES CORPORATION
VOLUME SUBMITTER 401(K) PLAN
By executing this volume submitter 401(k) plan Adoption Agreement (the “Agreement”), the Employer agrees to establish or continue a 401(k) plan for its Employees. The 401(k) plan adopted by the Employer consists of the Basic Plan Document (the “BPD”) and the elections made under this Agreement (collectively referred to as the “Plan”). Other Employers may jointly co-sponsor the Plan by signing a Co-Sponsor Adoption Page, which is attached to this Agreement. (See Section 1.3 of the BPD for rules regarding the adoption of this Plan by other Employers.) This Plan is effective as of the Effective Date identified on the Signature Page of this Agreement.
1. Employer Information
a.	Name and address of Employer executing the Signature Page of this Agreement: CheckFree Services Corporation 4411 East Jones Bridge Road Norcross, Georgia 30092

b.	Employer Identification Number (EIN) for the Employer: 31-1013521

c.	Business entity of Employer (optional):

☑	(1)	C-Corporation	☐	(2)	S-Corporation
☐	(3)	Limited Liability Corporation	☐	(4)	Sole Proprietorship
☐	(5)	Partnership	☐	(6)	Limited Liability Partnership
☐	(7)	Government	☐	(8)	Other
d.	Last day of Employer’s taxable year (optional): June 30

e.	Does the Employer have any Related Employers (as defined in Section 22.143 of the BPD)?

☑	(1)	Yes	☐	(2)	No
f.	If e. is yes, list the Related Employers (optional):

Bastogne, Inc., CheckFree Investment Corporation, American Payment Holdco, Inc., CheckFreePay Corporation of California, CheckFree i-Solutions Corp, CheckFree i-Solutions, Inc., CheckFree Software & Services UK Limited, CheckFree E-Commerce Solutions Limited, Heliograph Inc., Heliograph Limited, CheckFree Corporation, CheckFreePay Corporation, CheckFreePay Corporation of New York, CheckFree PhonePay Services, Inc., Accurate Software Inc., CheckFree Solutions Limited, CheckFree Solutions S.A., CheckFree Solutions (Australia) PTY Limited and Carreker Corporation.

[Note: This Plan will cover Employees of a Related Employer only if such Related Employer executes a Co-Sponsor Adoption Page. Failure to cover the Employees of a Related Employer may result in a violation of the minimum coverage rules under Code §410(b). See Section 1.3 of the BPD.]

☐	g. Multiple Employer Plan. Check this g. if this Plan is a Multiple Employer Plan. A Multiple Employer Plan exists if an Employer (other than a Related Employer) will execute a Co-Sponsor Page under this Agreement. (See Sections 1.3 and 21.6 of the BPD for special rules applicable to Multiple Employer Plans.)
2. Plan Information
a.	Name of Plan: CheckFree Services Corporation 401(k) Plan

b.	Plan number (as identified on the Form 5500 series filing for the Plan): 003

c.	Trust identification number (optional): 76-0765786

d.	Plan Year: [Check (1) or (2). Selection (3) may be selected in addition to (1) or (2) to identify a Short Plan Year.]

☑	(1)	The calendar year.
☐	(2)	The 12-consecutive month period ending .
☑	(3)	The Plan has a Short Plan Year beginning July 1, 2006 and ending December 31, 2006.
© 2002

Exhibit 10(a)
3.	Types of Contributions

The following types of contributions are authorized under this Plan. The selections made below should correspond with the selections made under Parts 4A, 4B, 4C, 4D and 4E of this Agreement.

☑	a.	Section 401(k) Deferrals (Part 4A).

☑	b.	Employer Matching Contributions (Part 4B).

☑	c.	Employer Nonelective Contributions (Part 4C).

☐	d.	Employee After-Tax Contributions (Part 4D).

☐	e.	Safe Harbor Matching Contributions (Part 4E).

☐	f.	Safe Harbor Nonelective Contributions (Part 4E).

☐	g.	None. This Plan is a frozen Plan effective ___ (see Section 2.1(c) of the BPD).
Part 1 — Eligibility Conditions
(See Article 1 of the BPD)
4.	Excluded Employees. [Check a. or any combination of b. — g. for those contributions the Employer elects to make under Part 4 of this Agreement. See Section 1.2 of the BPD for rules regarding the determination of Excluded Employees for Employee After-Tax Contributions, QNECs, QMACs and Safe Harbor Contributions.]

	(1)	(2)	(3)
	§401(k)	Employer	Employer
	Deferrals	Match	Nonelective
a.	☐	☐	☐	No excluded categories of Employees.

b.	☐	☐	☐	Union Employees (see Section 22.177 of the BPD).

c.	☑	☑	☑	Nonresident Alien Employees (see Section 22.109 of the BPD).

d.	☑	☑	☑	Leased Employees (see Section 1.2(b) of the BPD).

e.	☑	☑	☑	Independent Contractors.

f.	☑	☑	☑	Interns, Temporary Employees.

g.	☐	☐	☐	Highly Compensated Employees.
5.	Minimum age and service conditions for becoming an Eligible Participant. [Check a. or check b. and/or any one of c. — e. for those contributions the Employer elects to make under Part 4 of this Agreement. See Section 1.4 of the BPD for the application of the minimum age and service conditions for purposes of Employee After-Tax Contributions, QNECs, QMACs and Safe Harbor Contributions. See Part 7 of this Agreement for special service crediting rules.]

	(1)	(2)	(3)
	§401(k)	Employer	Employer
	Deferrals	Match	Nonelective
a.	☐	☐	☐	None (conditions are met on Employment Commencement Date).

b.	☑	☑	☑	Age 18 (cannot exceed age 21).

c.	☐	☐	☐	One Year of Service.

d.	☐	☑	☑	Six (6) consecutive months (not more than 12) during which the Employee completes at least ___ Hours of Service (cannot exceed 1,000). If an Employee does not satisfy this requirement in the first designated period of months following his/her Employment Commencement Date, such Employee will be deemed to satisfy this condition upon completing a Year of Service (as defined in Section 1.4(b) of the BPD).

e.	N/A	☐	☐	Two Years of Service. [Full and immediate vesting must be selected under Part 6 of this Agreement.]
© 2002

Exhibit 10(a)
☐ 6.	Dual eligibility. Any Employee (other than an Excluded Employee) who is employed on the date designated under a. or b. below, as applicable, is deemed to be an Eligible Participant as of the later of the date identified under this #6 or the Effective Date of this Plan, without regard to any Entry Date selected under Part 2. See Section 1.4(d)(2) of the BPD. [Note: If this #6 is checked, also check a. or b. If this #6 is not checked, the provisions of Section 1.4(d)(1) of the BPD apply.]

☐	a.	The Effective Date of this Plan.

☐	b.	(Identify date)

[Note: Any date specified under b. may not cause the Plan to violate the provisions of Code §410(a). See Section 1.4 of the BPD.]
Part 2 — Commencement of Participation
(See Section 1.5 of the BPD)
7.	Entry Date upon which participation begins after completing minimum age and service conditions under Part 1, #5 above. [Check one of a. — e. for those contributions the Employer elects to make under Part 4 of this Agreement. See Section 1.5 of the BPD for determining the Entry Date applicable to Employee After-Tax Contributions, QNECs, QMACs and Safe Harbor Contributions.]

	(1)	(2)	(3)
	§401(k)	Employer	Employer
	Deferrals	Match	Nonelective
a.	☐	☐	☐	The next following Entry Date (as defined in #8 below).

b.	☐	☐	☐	The Entry Date (as defined in #8 below) coinciding with or next following the completion of the age and service conditions.

c.	N/A	☐	☐	The nearest Entry Date (as defined in #8 below).

d.	N/A	☐	☐	The preceding Entry Date (as defined in #8 below).

e.	☑	☑	☑	The date the age and service conditions are satisfied. [Also check #8.e. below for the same type of contribution(s) checked here.] The Entry Date for the Employer Matching Contribution Account is eliminated effective July 1, 2006.
8.	Definition of Entry Date. [Check one of a. — e. for those contributions the Employer elects to make under Part 4 of this Agreement. Selection f. may be checked instead of or in addition to a. — e. See Section 1.5 of the BPD for determining the Entry Date applicable to Employee After-Tax Contributions, QNECs, QMACs and Safe Harbor Contributions.]

	(1)	(2)	(3)
	§401(k)	Employer	Employer
	Deferrals	Match	Nonelective
a.	☐	☐	☐	The first day of the Plan Year and the first day of 7th month of the Plan Year.

b.	☐	☐	☐	The first day of each quarter of the Plan Year.

c.	☐	☐	☐	The first day of each month of the Plan Year.

d.	☐	☐	☐	The first day of the Plan Year. [If #7.a. or #7.b. above is checked for the same type of contribution as checked here, see the restrictions in Section 1.5(b) of the BPD.]

e.	☑	☑	☑	The date the conditions in Part 1, #5. above are satisfied. [This e. should be checked for a particular type of contribution only if #7.e. above is also checked for that type of contribution.]

f.	☐	☐	☐	(Describe Entry Date)

[Note: Any Entry Date designated in f. must comply with the requirements of Code §410(a)(4) and must satisfy the nondiscrimination requirements under §1.401(a)(4) of the regulations. See Section 1.5(a) of the BPD.]
© 2002

Exhibit 10(a)
Part 3 — Compensation Definitions
(See Sections 22.92 and 22.172 of the BPD)
9.	Definition of Total Compensation:

☑	a.	W-2 Wages.

☐	b.	Withholding Wages.

☐	c.	Code §415 Safe Harbor Compensation.
[Note: Each of the above definitions is increased for Elective Deferrals (as defined in Section 22.55 of the BPD), for pre-tax contributions to a cafeteria plan or a Code §457 plan, and for qualified transportation fringes under Code §132(f)(4). See Section 22.172 of the BPD.]

10.	Definition of Included Compensation for allocation of contributions or forfeitures: [Check a. or b. for those contributions the Employer elects under Part 4 of this Agreement. If b. is selected for a particular contribution, also check any combination of c. through i. for that type of contribution. See Section 22.92 of the BPD for determining Included Compensation for Employee After-Tax Contributions, QNECs, QMACs and Safe Harbor Contributions.]

	(1)	(2)	(3)
	§401(k)	Employer	Employer
	Deferrals	Match	Nonelective
a.	☐	☐	☐	Total Compensation, as defined in #9 above.

b.	☑	☑	☑	Total Compensation, as defined in #9 above, with the following exclusions:

c.	N/A	☐	☐	Elective Deferrals, pre-tax contributions to a cafeteria plan or a Code §457 plan, and qualified transportation fringes under Code §132(f)(4) are excluded. See Section 22.92 of the BPD.

d.	☑	☑	☑	Fringe benefits, expense reimbursements, deferred compensation, welfare benefits, President’s Club, Stock awards, and Stock options are excluded.

e.	☐	☐	☐	Compensation above $___ is excluded.

f.	☐	☑	☑	Sign-on Bonuses are excluded.

g.	☐	☑	☑	Retention/Stay Bonuses are excluded.

h.	☐	☑	☑	Relocation Pay is excluded.

i.	☐	☐	☐	Amounts paid for services performed for a Related Employer that does not execute the Co-Sponsor Adoption Page under this Agreement are excluded.
[Note: Any exclusions selected under f. through i. above do not apply to Nonhighly Compensated Employees in determining allocations under the Safe Harbor 401(k) Plan provisions under Part 4E of this Agreement.]
☐ 11.	Special rules.

☐	a.	Highly Compensated Employees only. For all purposes under the Plan, the modifications to Included Compensation elected in #10.f. through #10.i. above will apply only to Highly Compensated Employees.

☐	b.	Measurement period (see the operating rules under Section 2.2(c)(3) of the BPD). Instead of the Plan Year, Included Compensation is determined on the basis of the period elected under (1) or (2) below.

☐ (1) The calendar year ending in the Plan Year.

☐ (2) The 12-month period ending on ___ which ends during the Plan Year.

[Note: If this selection b. is checked, Included Compensation will be determined on the basis of the period designated in (1) or (2) for all contribution types. If this selection b. is not checked, Included Compensation is based on the Plan Year. See Part 4 for the ability to use partial year Included Compensation.]
© 2002

Exhibit 10(a)

[Practitioner Tip: If #11.b is checked, it is recommended that the Limitation Year for purposes of applying the Annual Additions Limitation under Code §415 correspond to the period used to determine Included Compensation. This modification to the Limitation Year may be made in Part 13, #69.a. of this Agreement.]
Part 4A — Section 401(k) Deferrals
(See Section 2.3(a) of the BPD)
☑	Check this selection and complete the applicable sections of this Part 4A to allow for Section 401(k) Deferrals under the Plan.

☑ 12.	Section 401(k) Deferral limit. 80% of Included Compensation. [If this #12 is not checked, the Code §402(g) deferral limit described in Section 17.1 of the BPD and the Annual Additions Limitation under Article 7 of the BPD still apply.]

☑	a.	Applicable period. The limitation selected under #12 applies with respect to Included Compensation earned during:

		☐	(1)	the Plan Year.

		☑	(2)	the portion of the Plan Year in which the Employee is an Eligible Participant.

		☐	(3)	each separate payroll period during which the Employee is an Eligible Participant.

		[Note: If Part 3, #11.b. is checked, any period selected under this a. will be determined as if the Plan Year were the period designated under Part 3, #11.b. See Section 2.2(c)(3) of the BPD.]

☐	b.	Limit applicable only to Highly Compensated Employees. [If this b. is not checked, any limitation selected under #12 applies to all Eligible Participants.]

		☐	(1)	The limitation selected under #12 applies only to Highly Compensated Employees.

		☐	(2)	The limitation selected under #12 applies only to Nonhighly Compensated Employees. Highly Compensated Employees may defer up to ___% of Included Compensation (as determined under a. above). [The percentage inserted in this (2) for Highly Compensated Employees must be lower than the percentage inserted in #12 for Nonhighly Compensated Employees.]
☑ 13.	Minimum deferral rate: [If this #13 is not checked, no minimum deferral rate applies to Section 401(k) Deferrals under the Plan.]

☑	a.	1 % of Included Compensation for a payroll period.

☐	b.	$___ for a payroll period.
☑ 14.	Automatic deferral election. (See Section 2.3(a)(2) of the BPD.) Effective January 1, 2006, an Eligible Participant will automatically defer 2 % of Included Compensation for each payroll period, unless the Eligible Participant makes a contrary Salary Reduction Agreement election. This automatic deferral election will apply to:

☑	a.	all Eligible Participants.

☐	b.	only those Employees who become Eligible Participants on or after the following date:

☐ 15.	Effective Date. If this Plan is being adopted as a new 401(k) plan or to add a 401(k) feature to an existing plan, Eligible Participants may begin making Section 401(k) Deferrals as of: ___
© 2002

Exhibit 10(a)
Part 4B — Employer Matching Contributions
(See Sections 2.3(b) and (c) of the BPD)
☑	Check this selection and complete this Part 4B to allow for Employer Matching Contributions. Each formula allows for Employer Matching Contributions to be allocated to Section 401(k) Deferrals and/or Employee After-Tax Contributions (referred to as “applicable contributions”). If a matching formula applies to both types of contributions, such contributions are aggregated to determine the Employer Matching Contribution allocated under the formula. If any formula applies to Employee After-Tax Contributions, Part 4D must be completed. [Note: Do not check this selection if the only Employer Matching Contributions authorized under the Plan are Safe Harbor Matching Contributions. Instead, complete the applicable elections under Part 4E of this Agreement. If a “regular” Employer Matching Contribution will be made in addition to a Safe Harbor Matching Contribution, complete this Part 4B for the “regular” Employer Matching Contribution and Part 4E for the Safe Harbor Matching Contribution. To avoid ACP Testing with respect to any “regular” Employer Matching Contributions, such contributions may not be based on applicable contributions in excess of 6% of Included Compensation and any discretionary “regular” Employer Matching Contributions may not exceed 4% of Included Compensation.]

16.	Employer Matching Contribution formula(s): [See the operating rules under #17 below.]

	(1)	(2)
	§401(k)	Employee
	Deferrals	After-Tax
a.	☑	☐	Fixed matching contribution. Effective July 1, 2006, The Company’s Matching Contribution is equal to the greater of 50% of the first 6% of eligible earnings or 100% of deferrals up to $500.00.

Effective January 1, 2007, the Company’s Matching Contribution is equal to 50% of the first 6% of eligible earnings.

b.	☐	☐	Discretionary matching contribution. The Employer may make an additional enhanced matching contribution each year based on performance goals established by the Employer or the compensation committee of its parent company.

c.	☐	☐	Tiered matching contribution. A uniform percentage of each tier of each Eligible Participant’s applicable contributions, determined as follows:

Tiers of contributions	Matching percentage
(indicate $ or %)
(a) First	(b)

(c) Next	(d)

(e) Next	(f)

(g) Next	(h)

[Note: Fill in only percentages or dollar amounts, but not both. If percentages are used, each tier represents the amount of the Participant’s applicable contributions that equals the specified percentage of the Participant’s Included Compensation.]
© 2002

Exhibit 10(a)

d.	☐	☐	Discretionary tiered matching contribution. The Employer will determine a matching percentage for each tier of each Eligible Participant’s applicable contributions. Tiers are determined in increments of:

Tiers of contributions
(indicate $ or %)
(a) First

(b) Next

(c) Next

(d) Next
[Note: Fill in only percentages or dollar amounts, but not both. If percentages are used, each tier represents the amount of the Participant’s applicable contributions that equals the specified percentage of the Participant’s Included Compensation.]

e.	☐	☐	Year of Service matching contribution. A uniform percentage of each Eligible Participant’s applicable contributions based on Years of Service with the Employer, determined as follows:

Years of Service	Matching Percentage
(a)	(b)%
(c)	(d)%
(e)	(f)%

☐	1.	In applying the Year of Service matching contribution formula, a Year of Service is: [If not checked, a Year of Service is 1,000 Hours of Service during the Plan Year.]

		☐	a.	as defined for purposes of eligibility under Part 7.

		☐	b.	as defined for purposes of vesting under Part 7.

☐	2.	Special limits on Employer Matching Contributions under the Year of Service formula:

		☐	a.	The Employer Matching Contribution allocated to any Eligible Participant may not exceed ___% of Included Compensation.

		☐	b.	The Employer Matching Contribution will apply only to a Participant’s applicable contributions that do not exceed:

				☐ (1) ___% of Included Compensation.

				☐ (2) $___.
© 2002

Exhibit 10(a)
17.	Operating rules for applying the matching contribution formulas:
a.	Applicable contributions taken into account: (See Section 2.3(b)(3) of the BPD.) The matching contribution formula(s) elected in #16. above (and any limitations on the amount of a Participant’s applicable contributions considered under such formula(s)) are applied separately for each:

☑	(1)	Plan Year. (For the short Plan Year from July 1, 2006 through December 31, 2006.)	☐	(2)	Plan Year quarter.

☐	(3)	calendar month.	☑	(4)	payroll period, effective January 1, 2007
[Note: If Part 3, #11.b. is checked, the period selected under this a. (to the extent such period refers to the Plan Year) will be determined as if the Plan Year were the period designated under Part 3, #11.b.]

b.	Special rule for partial period of participation. If an Employee is an Eligible Participant for only part of the period designated in a. above, Included Compensation is taken into account for:

☑	(1)	the entire period, including the portion of the period during which the Employee is not an Eligible Participant.

☐	(2)	the portion of the period in which the Employee is an Eligible Participant.

☐	(3)	the portion of the period during which the Employee’s election to make the applicable contributions is in effect.
☐	c.	Special rule for discretionary Employer Matching Contribution. The period selected in a. above does not apply to the discretionary matching contribution selected under #16.b. above. [Note: This c. should be selected only if #16.b. is selected in combination with another matching contribution formula under #16 and a period other than the Plan Year is selected for such other matching contribution formula. If this c. is checked, the discretionary matching contribution selected under #16.b. will be based on the Plan Year, regardless of any other selection under a. above.]
☑18.	Qualified Matching Contributions (QMACs): [Note: Regardless of any elections under this #18, the Employer may make a QMAC to the Plan to correct a failed ADP or ACP Test, as authorized under Sections 17.2(d)(2) and 17.3(d)(2) of the BPD. Any QMAC allocated to correct the ADP or ACP Test which is not specifically authorized under this #18 will be allocated to all Eligible Participants who are Nonhighly Compensated Employees as a uniform percentage of Section 401(k) Deferrals made during the Plan Year. QMACs may only be used in the ADP or ACP Test if the Current Year Testing Method is selected under #31 below. See Section 2.3(c) of the BPD.]

☑	a.	All Employer Matching Contributions are designated as QMACs.

☐	b.	Only Employer Matching Contributions described in selection(s) ___ under #16 above are designated as QMACs.

☐	c.	In addition to any Employer Matching Contribution provided under #16 above, the Employer may make a discretionary QMAC that is allocated equally as a percentage of Section 401(k) Deferrals made during the Plan Year. The Employer may allocate QMACs only on Section 401(k) Deferrals that do not exceed a specific dollar amount or a percentage of Included Compensation that is uniformly determined by the Employer. QMACs will be allocated to:

☐ (1) Eligible Participants who are Nonhighly Compensated Employees.

☐ (2) all Eligible Participants.
19.	Allocation conditions. An Eligible Participant must satisfy the following allocation conditions for an Employer Matching Contribution: [Check a. or b. or any combination of c. - f. Selection e. may not be checked if b. or d. is checked. Selection g. and/or h. may be checked in addition to b. - f.]

☐	a.	None.

☐	b.	Safe harbor allocation condition. An Employee must be employed by the Employer on the last day of the Plan Year OR must have more than ___ (not more than 500) Hours of Service for the Plan Year.

☑	c.	Last day of employment condition. An Employee must be employed with the Employer on the last day of the Plan Year. The last day of employment condition is effective for the short plan year from July 1, 2006 through December 31, 2006. Effective January 1, 2007, the last day of employment condition is deleted.
© 2002

Exhibit 10(a)

☐	d.	Hours of Service condition. An Employee must be credited with at least ___Hours of Service (may not exceed 1,000) during the Plan Year.

☑	e.	Elapsed Time Method. (See Section 2.5(c) of the BPD.)

☐	(1)	Safe harbor allocation condition. An Employee must be employed by the Employer on the last day of the Plan Year OR must have more than ___ (not more than 91) consecutive days of employment with the Employer during the Plan Year.

☑	(2)	Service condition. For the short plan Year from July 1, 2006 to December 31, 2006, in order to receive an allocation of the Employer Matching Contribution, an Employee must be hired prior to July 1, 2006, and must be employed from July 1, 2006 through December 31, 2006. Effective January 1, 2007, there is no service condition for an allocation of the Employer Matching Contribution.

☐	f.	Distribution restriction. An Employee must not have taken a distribution of the applicable contributions eligible for an Employer Matching Contribution prior to the end of the period for which the Employer Matching Contribution is being made (as defined in #17.a. above). See Section 2.5(d) of the BPD.

☐	g.	Application to a specified period. In applying the allocation condition(s) designated under b. through e. above, the allocation condition(s) will be based on the period designated under #17.a. above. In applying an Hours of Service condition under d. above, the following method will be used: [This g. should be checked only if a period other than the Plan Year is selected under #17.a. above. Selection (1) or (2) must be selected only if d. above is also checked.]

☐	(1)	Fractional method (see Section 2.5(e)(2)(i) of the BPD).

☐	(2)	Period-by-period method (see Section 2.5(e)(2)(ii) of the BPD).

[Practitioner Note: If this g. is not checked, any allocation condition(s) selected under b. through e. above will apply with respect to the Plan Year, regardless of the period selected under #17.a. above. See Section 2.5(e) of the BPD for procedural rules for applying allocation conditions for a period other than the Plan Year.]

☐	h.	The above allocation condition(s) will not apply if:

☐	(1)	the Participant dies during the Plan Year.

☐	(2)	the Participant is Disabled.

☐	(3)	the Participant, by the end of the Plan Year, has reached:

		☐ (a) Normal Retirement Age.

		☐ (b) Early Retirement Age.

☐	i.	Special rule for designated matching contributions. The allocation conditions designated under this #19 do not apply to the Employer Matching Contributions described in selection(s) ___ of #16 above. [Note: If this i. is checked, insert in the blank line the appropriate section(s) of #16. The allocation conditions designated under this #19 will not apply to such designated contributions.]
Part 4C — Employer Nonelective Contributions

☑	Check this selection and complete this Part 4C to allow for Employer Nonelective Contributions. [Note: Do not check this selection if the only Employer Nonelective Contributions authorized under the Plan are Safe Harbor Nonelective Contributions. Instead, complete the applicable elections under Part 4E of this Agreement.]

☑ 20.	Employer Nonelective Contribution (other than QNECs): The Employer will determine each Plan Year, in its sole discretion, the amount it will contribute to the Plan as an Employer Nonelective Contribution. Any Employer Nonelective Contribution made for the Plan Year will be allocated in accordance with the allocation formula selected in #21 below. [Note: Check this #20 to permit the Employer to make a discretionary Employer Nonelective Contribution (other than a QNEC). If this #20 is checked, also check #21 and select the appropriate allocation formula.]

☑ 21.	Allocation formula for Employer Nonelective Contributions (other than QNECs):

☑	a.	Pro Rata Allocation Method. Any Employer Nonelective Contribution will be allocated to each Eligible Participant as a uniform percentage of Included Compensation.
© 2002

Exhibit 10(a)

☐	b.	Permitted Disparity Method. The allocation for each Eligible Participant is determined under the following formula:

☐ (1) Two-Step Formula.

☐ (2) Four-Step Formula.

☐	c.	Allocation for designated groups (see Section 2.2(b)(3) of the BPD). The Employer Nonelective Contribution made for each allocation group designated below will be allocated to the Eligible Participants within such allocation groups as a uniform percentage of Included Compensation (unless elected otherwise under d. below). The Employer may make a different discretionary Employer Nonelective Contribution for each allocation group. In determining the allocation for a particular allocation group, only Eligible Participants in such allocation group are taken into account.

☐ (1)	Group A:

☐ (2)	Group B:

☐ (3)	Group C:

☐ (4)	Group D:

☐ (5)	Group E:

[Note: The allocation groups designated above must be clearly defined in a manner that will not violate the definite predetermined allocation formula requirement of Treas. Reg. §1.401-1(b)(1)(ii). The Employer must notify the Trustee in writing of the amount of the contribution to be allocated to each designated group. See Section 2.2(b)(3) of the BPD for administrative procedures for determining the allocation of the Employer Contribution among the designated allocation groups. If additional allocation groups are needed, attach a separate Exhibit B to this Agreement listing the appropriate allocation groups.]

☐	d.	Uniform dollar allocation. In determining the allocation for designated groups under c. above, the Employer Nonelective Contribution allocated to Eligible Participants within the following allocation group(s) will be the same dollar amount of contribution rather than a uniform percentage of Included Compensation: [Note: This d. may be checked only if c. above is also checked. Designate on the blank line the allocation group(s) listed under c. above for which a uniform dollar allocation will apply.] _________

☐	e.	Age-weighted allocation formula. The Employer Contribution for the Plan Year will be allocated to each Eligible Participant in accordance with the age-weighted allocation formula described in Section 2.2(b)(5) of the BPD. Under the age-weighted allocation formula, the Employer Contribution is allocated on the basis of each Eligible Participant’s Normalization Factor. A Participant’s Normalization Factor is the Participant’s Included Compensation multiplied by the Actuarial Factor determined under Exhibit A of this Agreement. In determining a Participant’s Actuarial Factor, the following assumptions apply:

(1)	Applicable interest rate. [Check (a), (b) or (c).]

☐ (a) 8.5% ☐ (b) 8.0% ☐ (c) 7.5%

(2)	Applicable mortality table. [Check (a) or (b).]

☐ (a) UP-1984 mortality table.

☐ (b) (Specify mortality table) ___

[Note: The Actuarial Factors included in Appendix A are based on the UP-1984 mortality table. If a mortality table other than UP-1984 is selected, the appropriate Actuarial Factors based on the selected mortality table must be attached as Appendix A.]

☑ 22.	Qualified Nonelective Contribution (QNEC). The Employer may make a discretionary QNEC that is allocated under the following method. [Note: Regardless of any elections under this #22, the Employer may make a QNEC to the Plan to correct a failed ADP or ACP Test, as authorized under Sections 17.2(d)(2) and 17.3(d)(2) of the BPD. Any QNEC allocated to correct the ADP or ACP Test which is not specifically authorized under this #22 will be allocated as a uniform percentage of Included Compensation to all Eligible Participants who are Nonhighly Compensated Employees. QNECs may only be used in the ADP or ACP Test if the Current Year Testing Method is selected under #31, below. See Section 2.3(e) of the BPD.]

	☑	a.	Pro Rata Allocation method. (See Section 2.3(e)(1) of the BPD.) The QNEC will be allocated as a uniform percentage of Included Compensation to:
© 2002

Exhibit 10(a)

☑ (1) all Eligible Participants who are Nonhighly Compensated Employees.

☐ (2) all Eligible Participants.

☐	b.	Bottom-up QNEC method. The QNEC will be allocated to Eligible Participants who are Nonhighly Compensated Employees in reverse order of Included Compensation. (See Section 2.3(e)(2) of the BPD.)

☑	c.	Application of allocation conditions. If this c. is checked, QNECs will be allocated only to Eligible Participants who have satisfied the allocation conditions under #24 below. [If this c. is not checked, QNECs will be allocated without regard to the allocation conditions under #24 below.]
23.	Operating rules for determining amount of Employer Nonelective Contributions.
a.	Special rules regarding Included Compensation.
(1)	Applicable period for determining Included Compensation. In determining the amount of Employer Nonelective Contributions to be allocated to an Eligible Participant under this Part 4C, Included Compensation is determined separately for each: [If #21.b. above is checked, the Plan Year must be selected under (a) below.]

☑ (a) Plan Year.	☐ (b) Plan Year quarter.

☐ (c) calendar month.	☐ (d) payroll period.

[Note: If Part 3, #11.b. is checked, the period selected under this (1) (to the extent such period refers to the Plan Year) will be determined as if the Plan Year were the period designated under Part 3, #11.b. See Section 2.2(c)(3) of the BPD.]

☐	(2)	Special rule for partial period of participation. If an Employee is an Eligible Participant for only part of the period designated under (1) above, Included Compensation is taken into account for the entire period, including the portion of the period during which the Employee is not an Eligible Participant. [If this selection (2) is not checked, Included Compensation is taken into account only for the portion of the period during which the Employee is an Eligible Participant.]

☐	b.	Special rules for applying the Permitted Disparity Method. [Complete this b. only if #21.b. above is also checked.]

☐	(1)	Application of Four-Step Formula for Top-Heavy Plans. If this (1) is checked, the Four-Step Formula applies instead of the Two-Step Formula for any Plan Year in which the Plan is a Top Heavy Plan. [This (1) may only be checked if #21.b.(1) above is also checked.]

☐	(2)	Excess Compensation under the Permitted Disparity Method is the amount of Included Compensation that exceeds: [If this selection (2) is not checked, Excess Compensation under the Permitted Disparity Method is the amount of Included Compensation that exceeds the Taxable Wage Base.]

☐	(a)	___% (may not exceed 100%) of the Taxable Wage Base.

☐	1.	The amount determined under (a) is not rounded.

☐	2.	The amount determined under (a) is rounded (but not above the Taxable Wage Base) to the next higher:

		☐	a.	$1.

		☐	b.	$100.

		☐	c.	$1,000.

☐	(b)	(may not exceed the Taxable Wage Base).

[Note: The maximum integration percentage of 5.7% must be reduced to (i) 5.4% if Excess Compensation is based on an amount that is greater than 80% but less than 100% of the Taxable Wage Base or (ii) 4.3% if Excess Compensation is based on an amount that is greater than 20% but less than or equal to 80% of the Taxable Wage Base. See Section 2.2(b)(2) of the BPD.]
24.	Allocation conditions. An Eligible Participant must satisfy the following allocation conditions for an Employer Nonelective Contribution: [Check a. or b. or any combination of c. - e. Selection e. may not be checked if b. or d. is checked. Selection f. and/or g. may be checked in addition to b. - e.]
☐       a.     None.
©2002

Exhibit 10(a)

☐	b.	Safe harbor allocation condition. An Employee must be employed by the Employer on the last day of the Plan Year OR must have more than _____ (not more than 500) Hours of Service for the Plan Year.

☑	c.	Last day of employment condition. An Employee must be employed with the Employer on the last day of the Plan Year.

☐	d.	Hours of Service condition. An Employee must be credited with at least _____ Hours of Service (may not exceed 1,000) during the Plan Year.

☐	e.	Elapsed Time Method. (See Section 2.6(d) of the BPD.)

☐	(1)	Safe harbor allocation condition. An Employee must be employed by the Employer on the last day of the Plan Year OR must have more than ___(not more than 91) consecutive days of employment with the Employer during the Plan Year.

☐	(2)	Service condition.

☐	f.	Application to a specified period. In applying the allocation condition(s) designated under b. through e. above, the allocation condition(s) will be based on the period designated under #23.a.(1) above. In applying an Hours of Service condition under d. above, the following method will be used: [This f. should be checked only if a period other than the Plan Year is selected under #23.a.(1) above. Selection (1) or (2) must be selected only if d. above is also checked.]

☐	(1)	Fractional method (see Section 2.6(e)(2)(i) of the BPD).

☐	(2)	Period-by-period method (see Section 2.6(e)(2)(ii) of the BPD).

[Practitioner Note: If this f. is not checked, any allocation condition(s) selected under b. through e. above will apply with respect to the Plan Year, regardless of the period selected under #23.a.(1) above. See Section 2.6(e) of the BPD for procedural rules for applying allocation conditions for a period other than the Plan Year.]

☐	g.	The above allocation condition(s) will not apply if:

☐	(1)	the Participant dies during the Plan Year.

☐	(2)	the Participant is Disabled.

☐	(3)	the Participant, by the end of the Plan Year, has reached:

☐	(a)	Normal Retirement Age.

☐	(b)	Early Retirement Age.

Part 4D — Employee After-Tax Contributions
(See Section 3.1 of the BPD)

☐	Check this selection to allow for Employee After-Tax Contributions. If Employee After-Tax Contributions will not be permitted under the Plan, do not check this selection and skip the remainder of this Part 4D. [Note: The eligibility conditions for making Employee After-Tax Contributions are listed in Part 1 of this Agreement under “§401(k) Deferrals.”]

☐ 25.	Maximum. ___% of Included Compensation for:

☐	a.	the entire Plan Year.

☐	b.	the portion of the Plan Year during which the Employee is an Eligible Participant.

☐	c.	each separate payroll period during which the Employee is an Eligible Participant.
[Note: If this #25 is not checked, the only limit on Employee After-Tax Contributions is the Annual Additions Limitation under Article 7 of the BPD. If Part 3, #11.b. is checked, any period selected under this #25 will be determined as if the Plan Year were the period designated under Part 3, #11.b. See Section 2.2(c)(3) of the BPD.]

☐ 26.	Minimum. For any payroll period, no less than:

☐	a.	___% of Included Compensation.

☐	b.	$___.
©2002

Exhibit 10(a)

Part 4E — Safe Harbor 401(k) Plan Election
(See Section 17.6 of the BPD)

☐	Check this selection and complete this Part 4E if the Plan is designed to be a Safe Harbor 401(k) Plan.

☐ 27.	Safe Harbor Matching Contribution: The Employer will make an Employer Matching Contribution with respect to an Eligible Participant’s Section 401(k) Deferrals and/or Employee After-Tax Contributions (“applicable contributions”) under the following formula: [Complete selection a. or b. In addition, complete selection c. Selection d. may be checked in addition to a. or b. and c.]

☐	a.	Basic formula: 100% of applicable contributions up to the first 3% of Included Compensation, plus 50% of applicable contributions up to the next 2% of Included Compensation.

☐	b.	Enhanced formula:

☐ (1) ___% (not less than 100%) of applicable contributions up to _____ % of Included Compensation (not less than 4% and not more than 6%).

☐ (2) The sum of: [The contributions under this (2) must not be less than the contributions that would be calculated under a. at each level of applicable contributions.]

☐ (a) _____% of applicable contributions up to the first (b) ___% of Included Compensation, plus

☐ (c) ___% of applicable contributions up to the next (d) _____% of Included Compensation.

[Note: The percentage in (c) may not be greater than the percentage in (a). In addition, the sum of the percentages in (b) and (d) may not exceed 6%.]

	c.	Applicable contributions taken into account: (See Section 17.6(a)(1)(i) of the BPD.) The Safe Harbor Matching Contribution formula elected in a. or b. above (and any limitations on the amount of a Participant’s applicable contributions considered under such formula(s)) are applied separately for each:

☐ (1) Plan Year.	☐ (2) Plan Year quarter.

☐ (3) calendar month.	☐ (4) payroll period.

[Note: If Part 3, #11.b. is checked, any period selected under this #25 will be determined as if the Plan Year were the period designated under Part 3, #11.b. See Section 2.2(c)(3) of the BPD.]

☐	d.	Definition of applicable contributions. Check this d. if the Plan permits Employee After-Tax Contributions but the Safe Harbor Matching Contribution formula selected under a. or b. above does not apply to such Employee After-Tax Contributions.

☐ 28.	Safe Harbor Nonelective Contribution: ___% (no less than 3%) of Included Compensation.

☐	a.	Check this selection if the Employer will make this Safe Harbor Nonelective Contribution pursuant to a supplemental notice as described in Section 17.6(a)(1)(ii) of the BPD. If this a. is checked, the Safe Harbor Nonelective Contribution will be required only for a Plan Year for which the appropriate supplemental notice is provided. For any Plan Year in which the supplemental notice is not provided, the Plan is not a Safe Harbor 401(k) Plan.

☐	b.	Check this selection to provide the Employer with the discretion to increase the above percentage to a higher percentage.

☐	c.	Check this selection if the Safe Harbor Nonelective Contribution will be made under another plan maintained by the Employer and identify the plan:

☐	d.	Check this d. if the Safe Harbor Nonelective Contribution offsets the allocation that would otherwise be made to the Participant under Part 4C, #21 above. If the Permitted Disparity Method is elected under Part 4C, #21.b., this offset applies only to the second step of the Two-Step Formula or the fourth step of the Four-Step Formula, as applicable.

☐ 29.	Special rule for partial period of participation. If an Employee is an Eligible Participant for only part of a Plan Year, Included Compensation is taken into account for the entire Plan Year, including the portion of the Plan Year during which the Employee is not an Eligible Participant. [If this #29 is not checked, Included Compensation is taken into account only for the portion of the Plan Year in which the Employee is an Eligible Participant.]
©2002

Exhibit 10(a)
30.	Eligible Participant. For purposes of the Safe Harbor Contributions elected above, “Eligible Participant” means: [Check a., b. or c. Selection d. may be checked in addition to a., b. or c.]

☐	a.	All Eligible Participants (as determined for Section 401(k) Deferrals).

☐	b.	All Nonhighly Compensated Employees who are Eligible Participants (as determined for Section 401(k) Deferrals).

☐	c.	All Nonhighly Compensated Employees who are Eligible Participants (as determined for Section 401(k) Deferrals) and all Highly Compensated Employees who are Eligible Participants (as determined for Section 401(k) Deferrals) but who are not Key Employees.

☐	d.	Check this d. if the selection under a., b. or c., as applicable, applies only to Employees who would be Eligible Participants for any portion of the Plan Year if the eligibility conditions selected for Section 401(k) Deferrals in Part 1, #5 of this Agreement were one Year of Service and age 21. (See Section 17.6(a)(1) of the BPD.)

Part 4F — Special 401(k) Plan Elections
(See Article 17 of the BPD)
31.	ADP/ACP testing method. In performing the ADP and ACP tests, the Employer will use the following method: (See Sections 17.2 and 17.3 of the BPD for an explanation of the ADP/ACP testing methods.)

☐	a.	Prior Year Testing Method.

☑	b.	Current Year Testing Method

[Practitioner Note: If this Plan is intended to be a Safe-Harbor 401(k) Plan under Part 4E above, the Current Year Testing Method must be elected under b. See Section 17.6 of the BPD.]

☐ 32.	First Plan Year for Section 401(k) Deferrals. (See Section 17.2(b) of the BPD.) Check this selection if this Agreement covers the first Plan Year that the Plan permits Section 401(k) Deferrals. The ADP for the Nonhighly Compensated Employee Group for such first Plan Year is determined under the following method:

☐	a.	the Prior Year Testing Method, assuming a 3% deferral percentage for the Nonhighly Compensated Employee Group.

☐	b.	the Current Year Testing Method using the actual deferral percentages of the Nonhighly Compensated Employee Group.

☐ 33.	First Plan Year for Employer Matching Contributions or Employee After-Tax Contributions. (See Section 17.3(b) of the BPD.) Check this selection if this Agreement covers the first Plan Year that the Plan includes either an Employer Matching Contribution formula or permits Employee After-Tax Contributions. The ACP for the Nonhighly Compensated Employee Group for such first Plan Year is determined under the following method:

☐	a.	the Prior Year Testing Method, assuming a 3% contribution percentage for the Nonhighly Compensated Employee Group.

☐	b.	the Current Year Testing Method using the actual contribution percentages of the Nonhighly Compensated Employee Group.

Part 5 — Retirement Ages
(See Sections 22.51 and 22.111 of the BPD)
34.	Normal Retirement Age:

☑	a.	Age 62 (not to exceed 65).

☐	b.	The later of (1) age___(not to exceed 65) or (2) the___(not to exceed 5th) anniversary of the date the Employee commenced participation in the Plan.

☐	c.	_____ (may not be later than the maximum age permitted under b.)
35.	Early Retirement Age: [Check a. or check b. and/or c.]

☐	a.	Not applicable.
©2002

Exhibit 10(a)
☑ b.	Age 55 .

☐ c.	Completion of Years of Service, determined as follows:
☐ (1)	Same as for eligibility.

☐ (2)	Same as for vesting.

Part 6 — Vesting Rules
(See Article 4 of the BPD)

❖	Complete this Part 6 only if the Employer has elected to make Employer Matching Contributions under Part 4B or Employer Nonelective Contributions under Part 4C. Section 401(k) Deferrals, Employee After-Tax Contributions, QMACs, QNECs, Safe Harbor Contributions, and Rollover Contributions are always 100% vested. (See Section 4.2 of the BPD for the definitions of the various vesting schedules.)

36.	Normal vesting schedule: [Check one of a. — f. for those contributions the Employer elects to make under Part 4 of this Agreement.]

		(1) Employer Match	(2) Employer Nonelective

	a.	☑	☑	Full and immediate vesting.

	b.	☐	☐	7-year graded vesting schedule.

	c.	☐	☐	6-year graded vesting schedule.

	d.	☐	☐	5-year cliff vesting schedule.

	e.	☐	☐	3-year cliff vesting schedule.

	f.	☐	☐	Modified vesting schedule:

(1) % after 1 Year of Service
(2) % after 2 Years of Service
(3) % after 3 Years of Service
(4) % after 4 Years of Service
(5) % after 5 Years of Service
(6) % after 6 Years of Service, and
(7) 100% after 7 Years of Service.

[Note: The percentages selected under the modified vesting schedule must not be less than the percentages that would be required under the 7-year graded vesting schedule, unless 100% vesting occurs after no more than 5 Years of Service.]

37.	Vesting schedule when Plan is top-heavy: [Check one of a. — d. for those contributions the Employer elects to make under Part 4 of this Agreement.]

		(1) Employer Match	(2) Employer Nonelective

	a.	☑	☑	Full and immediate vesting.

	b.	☐	☐	6-year graded vesting schedule.

	c.	☐	☐	3-year cliff vesting schedule.

	d.	☐	☐	Modified vesting schedule:

(1) % after 1 Year of Service
(2) % after 2 Years of Service
(3) % after 3 Years of Service
(4) % after 4 Years of Service
(5) % after 5 Years of Service, and
(6) 100% after 6 Years of Service.
© 2002

Exhibit 10(a)
[Note: The percentages selected under the modified vesting schedule must not be less than the percentages that would be required under the 6-year graded vesting schedule, unless 100% vesting occurs after no more than 3 Years of Service.]
☐ 38.	Service excluded under the above vesting schedule(s):
☐ a.	Service before the original Effective Date of this Plan. (See Section 4.5(b)(1) of the BPD for rules that require service under a Predecessor Plan to be counted.)

☐ b.	Years of Service completed before the Employee’s __ birthday (cannot exceed the 18th birthday).
☐ 39.	Special 100% vesting. An Employee’s vesting percentage increases to 100% if, while employed with the Employer, the Employee:
☐ a.	dies.

☐ b.	becomes Disabled (as defined in Section 22.47 of the BPD).

☐ c.	reaches Early Retirement Age (as defined in Part 5, #35 above).
☐ 40.	Special vesting provisions. Check this #40 and attach an addendum to the Agreement describing any special vesting provisions that are not otherwise described under the BPD or this Agreement.

Part 7 — Special Service Crediting Rules
(See Article 6 of the BPD)
If no minimum service requirement applies under Part 1, #5 of this Agreement and all contributions are 100% vested under Part 6, skip this Part 7.
❖	Year of Service — Eligibility. 1,000 Hours of Service during an Eligibility Computation Period. Hours of Service are calculated using the Actual Hours Crediting Method. [To modify, complete #41 below.]

❖	Eligibility Computation Period. If one Year of Service is required for eligibility, the Shift-to-Plan-Year Method is used. If two Years of Service are required for eligibility, the Anniversary Year Method is used. [To modify, complete #42 below.]

❖	Year of Service — Vesting. 1,000 Hours of Service during a Vesting Computation Period. Hours of Service are calculated using the Actual Hours Crediting Method. [To modify, complete #43 below.]

❖	Vesting Computation Period. The Plan Year. [To modify, complete #44 below.]

❖	Break in Service Rules. The Rule of Parity Break in Service rule applies for both eligibility and vesting but the one-year holdout Break in Service rule is NOT used for eligibility or vesting. [To modify, complete #45 below.]
☐ 41.	Alternative definition of Year of Service for eligibility.
☐ a.	A Year of Service is ___ Hours of Service (may not exceed 1,000) during an Eligibility Computation Period.

☐ b.	Use the Equivalency Method (as defined in Section 6.5(a) of the BPD) to count Hours of Service. If this b. is checked, each Employee will be credited with 190 Hours of Service for each calendar month for which the Employee completes at least one Hour of Service, unless a different Equivalency Method is selected under #46 below. The Equivalency Method applies to:
☐ (1)	All Employees.

☐ (2)	Employees who are not paid on an hourly basis. For hourly Employees, the Actual Hours Method will be used.
☐ c.	Use the Elapsed Time Method instead of counting Hours of Service. (See Section 6.5(b) of the BPD.)
☐ 42.	Alternative method for determining Eligibility Computation Periods. (See Section 1.4(c) of the BPD.)
☐ a.	One Year of Service eligibility. Eligibility Computation Periods are determined using the Anniversary Year Method instead of the Shift-to-Plan-Year Method.

☐ b.	Two Years of Service eligibility. Eligibility Computation Periods are determined using the Shift-to-Plan-Year Method instead of the Anniversary Year Method.
© 2002

Exhibit 10(a)
☐ 43.	Alternative definition of Year of Service for vesting.
☐ a.	A Year of Service is ___ Hours of Service (may not exceed 1,000) during a Vesting Computation Period.

☐ b.	Use the Equivalency Method (as defined in Section 6.5(a) of the BPD) to count Hours of Service. If this b. is checked, each Employee will be credited with 190 Hours of Service for each calendar month for which the Employee completes at least one Hour of Service, unless a different Equivalency Method is selected under #46 below. The Equivalency Method applies to:
☐ (1)	All Employees.

☐ (2)	Employees who are not paid on an hourly basis. For hourly Employees, the Actual Hours Method will be used.
☐ c.	Use the Elapsed Time Method instead of counting Hours of Service. (See Section 6.5(b) of the BPD.)
☐ 44.	Alternative method for determining Vesting Computation Periods. Instead of Plan Years, use:
☐ a.	Anniversary Years. (See Section 4.4 of the BPD.)

☐ b.	(Describe Vesting Computation Period):

[Practitioner Note: Any Vesting Computation Period described in b. must be a 12-consecutive month period and must apply uniformly to all Participants.]
☐ 45.	Break in Service rules.
☐ a.	The Rule of Parity Break in Service rule does not apply for purposes of determining eligibility or vesting under the Plan. [If this selection a. is not checked, the Rule of Parity Break in Service Rule applies for purposes of eligibility and vesting. (See Sections 1.6 and 4.6 of the BPD.)]

☐ b.	One-year holdout Break in Service rule.
☐ (1)	Applies to determine eligibility for: [Check one or both.]
☐ (a)	Employer Contributions (other than Section 401(k) Deferrals).

☐ (b)	Section 401(k) Deferrals. (See Section 1.6(c) of the BPD.)
☐ (2)	Applies to determine vesting. (See Section 4.6(a) of the BPD.)
☐ 46.	Special rules for applying Equivalency Method. [This #46 may only be checked if #41.b. and/or #43.b. is checked above.]
☐ a.	Alternative method. Instead of applying the Equivalency Method on the basis of months worked, the following method will apply. (See Section 6.5(a) of the BPD.)
☐ (1)	Daily method. Each Employee will be credited with 10 Hours of Service for each day worked.

☐ (2)	Weekly method. Each Employee will be credited with 45 Hours of Service for each week worked.

☐ (3)	Semi-monthly method. Each Employee will be credited with 95 Hours of Service for each semi-monthly payroll period worked.
☐ b.	Application of special rules. The alternative method elected in a. applies for purposes of: [Check (1) and/or (2).]
☐ (1)	Eligibility. [Check this (1) only if #41.b. is checked above.]

☐ (2)	Vesting. [Check this (2) only if #43.b. is checked above.]
© 2002

Exhibit 10(a)

Part 8 — Allocation of Forfeitures
(See Article 5 of the BPD)
☐	Check this selection if ALL contributions under the Plan are 100% vested and skip this Part 8. (See Section 5.5 of the BPD for the default forfeiture rules if no forfeiture allocation method is selected under this Part 8.)
47.	Timing of forfeiture allocations:

	(1)	(2)
	Employer	Employer
	Match	Nonelective

a.	☑	☑	In the same Plan Year in which the forfeitures occur.

b.	☐	☐	In the Plan Year following the Plan Year in which the forfeitures occur.
48.	Method of allocating forfeitures: (See the operating rules in Section 5.5 of the BPD.)

	(1)	(2)
	Employer	Employer
	Match	Nonelective

a.	☐	☐	Reallocate as additional Employer Nonelective Contributions using the allocation method specified in Part 4C, #21 of this Agreement. If no allocation method is specified, use the Pro Rata Allocation Method under Part 4C, #21.a. of this Agreement.

b.	☐	☐	Reallocate as additional Employer Matching Contributions using the discretionary allocation method in Part 4B, #16.b. of this Agreement.

c.	☑	☑	Reduce the: [Check one or both.]

☑ (a) Employer Matching Contributions

☑ (b) Employer Nonelective Contributions

the Employer would otherwise make for the Plan Year in which the forfeitures are allocated. [Note: If both (a) and (b) are checked, the Employer may adjust its contribution deposits in any manner, provided the total Employer Matching Contributions and Employer Nonelective Contributions (as applicable) properly take into account the forfeitures used to reduce such contributions for that Plan Year.]
☐	49. Payment of Plan expenses. Forfeitures are first used to pay Plan expenses for the Plan Year in which the forfeitures are to be allocated. (See Section 5.5(c) of the BPD.) Any remaining forfeitures are allocated as provided in #48 above.

☐	50. Modification of cash-out rules. The Cash-Out Distribution rules are modified in accordance with Sections 5.3(a)(1)(i)(C) and 5.3(a)(1)(ii)(C) of the BPD to allow for an immediate forfeiture, regardless of any additional allocations during the Plan Year.

Part 9 — Distributions After Termination of Employment
(See Section 8.3 of the BPD)
❖	The elections in this Part 9 are subject to the operating rules in Articles 8 and 9 of the BPD.
51.	Vested account balances in excess of $5,000. Distribution is first available as soon as administratively feasible following:

☑	a.	the Participant’s employment termination date.

☐	b.	the end of the Plan Year that contains the Participant’s employment termination date.

☐	c.	the first Valuation Date following the Participant’s termination of employment.

☐	d.	the Participant’s Normal Retirement Age (or Early Retirement Age, if applicable) or, if later, the Participant’s employment termination date.

☐	e.	(Describe distribution event)

© 2002

Exhibit 10(a)
[Practitioner Note: Any distribution event described in e. will apply uniformly to all Participants under the Plan.]
52.	Vested account balances of $5,000 or less. Distribution will be made in a lump sum as soon as administratively feasible following:

☐	a.	the Participant’s employment termination date.

☐	b.	the end of the Plan Year that contains the Participant’s employment termination date.

☐	c.	the first Valuation Date following the Participant’s termination of employment.

☑	d.	(Describe distribution event): Effective March 1, 2005, in the event of a mandatory distribution greater than $1,000 that is made in accordance with the provisions of the Plan providing for an automatic distribution to a Participant without the Participant’s consent, if the Participant does not elect to have such distribution paid directly to an “eligible retirement plan” specified by the Participant in a direct rollover (in accordance with the direct rollover provisions of the Plan) or to receive the distribution directly, then the Plan Administrator shall pay the distribution in a direct rollover to an individual retirement plan designated by the Plan Administrator.

[Practitioner Note: Any distribution event described in d. will apply uniformly to all Participants under the Plan.]

☑ 53.	Disabled Participant. A Disabled Participant (as defined in Section 22.53 of the BPD) may request a distribution (if earlier than otherwise permitted under #51 or #52 (as applicable)) as soon as administratively feasible following:

☑	a.	the date the Participant becomes Disabled.

☐	b.	the end of the Plan Year in which the Participant becomes Disabled.

☐	c.	(Describe distribution event):

[Practitioner Note: Any distribution event described in c. will apply uniformly to all Participants under the Plan.]

☐ 54.	Hardship withdrawals following termination of employment. A terminated Participant may request a Hardship withdrawal (as defined in Section 8.6 of the BPD) before the date selected in #51 or #52 above, as applicable.

☐ 55.	Special operating rules.

☐	a.	Modification of Participant consent requirement. A Participant must consent to a distribution from the Plan, even if the Participant’s vested Account Balance does not exceed $5,000. See Section 8.3(b) of the BPD. [Note: If this a. is not checked, the involuntary distribution rules under Section 8.3(b) of the BPD apply.]

☐	b.	Distribution upon attainment of Normal Retirement Age (or age 62, if later). A distribution from the Plan will be made without a Participant’s consent if such Participant has terminated employment and has attained Normal Retirement Age (or age 62, if later). See Section 8.7 of the BPD.
© 2002

Exhibit 10(a)

Part 10 — In-Service Distributions
(See Section 8.5 of the BPD)
❖	The elections in this Part 10 are subject to the operating rules in Articles 8 and 9 of the BPD.

56.	Permitted in-service distribution events: [Elections under the §401(k) Deferrals column also apply to any QNECs, QMACs, and Safe Harbor Contributions.]

	(1) §401(k) Deferrals	(2) Employer Match	(3) Employer Nonelective

a.	☐	☐	☐	In-service distributions are not available.

b.	☑	☑	☑	After age 59 1/2 . [If earlier than age 59 1/2, age is deemed to be age 59 1/2 for Section 401(k) Deferrals if the selection is checked under that column.]

c.	☑	☐	☐	A safe harbor Hardship described in Section 8.6(a) of the BPD. [Note: Not applicable to QNECs, QMACs and Safe Harbor Contributions.]

d.	N/A	☐	☐	A Hardship described in Section 8.6 (b) of the BPD.

e.	N/A	☐	☐	After the Participant has participated in the Plan for at least years (cannot be less than 5 years).

f.	N/A	☐	☐	At any time with respect to the portion of the vested Account Balance derived from contributions accumulated in the Plan for at least 2 years.

g.	☐	☐	☐	Upon a Participant becoming Disabled (as defined in Section 22.47).

h.	☐	☐	☐	Attainment of Normal Retirement Age. [If earlier than age 59 1/2, age is deemed to be 59 1/2 for Section 401(k) Deferrals if the selection is checked under that column.]

i.	N/A	☐	☐	Attainment of Early Retirement Age.

57.	Limitations that apply to in-service distributions:

☐	a.	Available only if the Account which is subject to withdrawal is 100% vested. (See Section 4.8 of the BPD for special vesting rules if not checked.)

☐	b.	No more than in-service distribution(s) in a Plan Year.

☐	c.	The minimum amount of any in-service distribution will be $ (may not exceed $1,000).

☐	d.	In applying the Hardship provision under Section 8.6(b) of the BPD (if selected under #56.d. above), the following additional Hardship events apply: [Note: Any additional Hardship events must be clearly defined in a manner that precludes Employer discretion.]
© 2002

Exhibit 10(a)

Part 11 — Distribution Options
(See Section 8.1 of the BPD)
58.	Optional forms of payment available upon termination of employment:
☑ a. Lump sum distribution of entire vested Account Balance.

☐ b. Single sum distribution of a portion of vested Account Balance.

☑ c. Installments for a specified term.

☐ d. Installments for required minimum distributions only.

☑ e. Annuity payments (see Section 8.1 of the BPD). The following forms of annuity shall be available:
(1)	single life annuity

(2)	single life annuity with certain periods of 5, 10, or 15 years

(3)	single life annuity with installment refund

(4)	survivorship life annuities with installment refund and survivor percentages of 50, 66 2/3, 75, or 100

(5)	fixed period annuities for any period of whole months which is not less than 60 and does not exceed the life expectancy of the participant and the named beneficiary
[Practitioner Note: A Participant may receive a distribution in any combination of the forms of payment selected in a. through e.]

59.	Application of the Qualified Joint and Survivor Annuity (QJSA) and Qualified Preretirement Survivor Annuity (QPSA) provisions: (See Article 9 of the BPD.)
☐ a.	Do not apply. [Note: The QJSA and QPSA provisions automatically apply to any assets of the Plan that were received as a transfer from another plan that was subject to the QJSA and QPSA rules. If this a. is checked, the QJSA and QPSA rules generally will apply only with respect to transferred assets or if distribution is made in the form of life annuity. See Section 9.1(b) of the BPD.]

☑ b.	Apply, with the following modifications: [Check this b. to have all assets under the Plan be subject to the QJSA and QPSA requirements. See Section 9.1(a) of the BPD.]
☑ (1)	No modifications.

☐ (2)	Modified QJSA benefit. Instead of a 50% survivor benefit, the normal form of the QJSA provides the following survivor benefit to the spouse:
☐   (a)   100%.
☐   (b)   75%.
☐   (c)   66 2/3%.
☐ (3)	Modified QPSA benefit. Instead of a 50% QPSA benefit, the QPSA benefit is 100% of the Participant’s vested Account Balance.
☐ c.	One-year marriage rule. The one-year marriage rule under Sections 8.4(c)(4) and 9.3 of the BPD applies. Under this rule, a Participant’s spouse will not be treated as a surviving spouse unless the Participant and spouse were married for at least one year at the time of the Participant’s death.

Part 12 — Administrative Elections
❖	Use this Part 12 to identify administrative elections authorized by the BPD. These elections may be changed without reexecuting this Agreement by substituting a replacement of this page with new elections. To the extent this Part 12 is not completed, the default provisions in the BPD apply.

60.	Are Participant loans permitted? (See Article 14 of the BPD.)
☐ a. No

☑ b. Yes
☐ (1)	Use the default loan procedures under Article 14 of the BPD.

☑ (2)	Use a separate written loan policy to modify the default loan procedures under Article 14 of the BPD.
© 2002

Exhibit 10(a)
61.	Are Participants permitted to direct investments? (See Section 13.5(c) of the BPD.)

☐ a. No

☑ b. Yes
☑ (1)	Specify Accounts: All Accounts are Participant directed except for specific investment conditions applied to the Employer Matching Contributions as set forth in Part 13, #76.

☑ (2)	Check this selection if the Plan is intended to comply with ERISA §404(c). (See Section 13.5(c)(2) of the BPD.)
62.	Is any portion of the Plan daily valued? (See Section 13.2(b) of the BPD.)

☐ a. No

☑ b. Yes. Specify Accounts and/or investment options: All Accounts

63.	Is any portion of the Plan valued periodically (other than daily)? (See Section 13.2(a) of the BPD.)

☑ a. No

☐ b. Yes
☐ (1)	Specify Accounts and/or investment options:

☐ (2)	Specify valuation date(s):

☐ (3)	The following special allocation rules apply: [If this (3) is not checked, the Balance Forward Method under Section 13.4(a) of the BPD applies.]
☐ (a)	Weighted average method. (See Section 13.4(a)(2)(i) of the BPD.)

☐ (b)	Adjusted percentage method, taking into account % of contributions made during the valuation period. (See Section 13.4(a)(2)(ii) of the BPD.)

☐ (c)	(Describe allocation rules)

[Practitioner Note: Any allocation rules described in (c) must be in accordance with a definite predetermined formula that is not based on compensation, that satisfies the nondiscrimination requirements of §1.401(a)(4) of the regulations, and that is applied uniformly to all Participants.]
64.	Does the Plan accept Rollover Contributions? (See Section 3.2 of the BPD.)

☐ a. No ☑ b. Yes

65.	Are life insurance investments permitted? (See Article 15 of the BPD.)

☑ a. No ☐ b. Yes

66.	Do the default QDRO procedures under Section 11.5 of the BPD apply?

☐ a. No ☑ b. Yes

67.	Do the default claims procedures under Section 11.6 of the BPD apply?

☐ a. No ☑ b. Yes

Part 13 — Miscellaneous Elections
❖	The following elections override certain default provisions under the BPD and provide special rules for administering the Plan. Complete the following elections to the extent they apply to the Plan.

☑ 68.	Determination of Highly Compensated Employees.
☑ a.	The Top-Paid Group Test applies. [If this selection a. is not checked, the Top-Paid Group Test will not apply. See Section 22.89(b)(4) of the BPD.]

☑ b.	The Calendar Year Election applies. [This selection b. may only be chosen if the Plan Year is not the calendar year. See Section 22.89(b)(5) of the BPD.]
© 2002

Exhibit 10(a)

☐ 69.	Special elections for applying the Annual Additions Limitation under Code §415.

	☐	a.	The Limitation Year is the 12-month period ending . [If this selection a. is not checked, the Limitation Year is the same as the Plan Year.]

	☐	b.	Total Compensation includes imputed compensation for a terminated Participant who is permanently and totally Disabled. (See Section 7.4(g)(3) of the BPD.)

☐ 70.	Election to use Old-Law Required Beginning Date. The Old-Law Required Beginning Date (as defined in Section 10.3(a)(2) of the BPD) applies instead of the Required Beginning Date rules under Section 10.3(a)(1) of the BPD.

☑ 71.	Service credited with Predecessor Employers: (See Section 6.7 of the BPD.)

☑	a.	(Identify Predecessor Employers) Employees shall become participants on the Entry Date coincident with or next following the completion of the minimum age and service requirements selected in this Adoption Agreement; provided however, that by resolution of the Board of Directors of CheckFree Services Corporation or any Affiliated Employer, employees of companies that may be acquired by CheckFree Services Corporation or an Affiliated Employer may, in the discretion of CheckFree Services Corporation or the Affiliated Employer, have their service with the acquired company treated as service with CheckFree Services Corporation or an Affiliated Employer for purposes of eligibility to participate in the Plan and receive Employer Nonelective Contributions under the Plan.

☐	b.	Service is credited with these Predecessor Employers for the following purposes:

☐ (1)The eligibility service requirements elected in Part 1 of this Agreement.

☐ (2)The vesting schedule(s) elected in Part 6 of this Agreement.

☐ (3)The allocation requirements elected in Part 4 of this Agreement.

☐	c.	In applying this #71, service before will not be recognized.

[Note: If the Employer is maintaining the Plan of a Predecessor Employer, service with such Predecessor Employer must be counted for all purposes under the Plan. This #71 may be completed with respect to such Predecessor Employer indicating all service under selections (1), (2) and (3) will be credited. The failure to complete this #71 where the Employer is maintaining the Plan of a Predecessor Employer will not override the requirement that such predecessor service be credited for all purposes under the Plan. (See Section 6.7 of the BPD.) If the Employer is not maintaining the Plan of a Predecessor Employer, service with such Predecessor Employer will be credited under this Plan only if specifically elected under this #71. If the above crediting rules are to apply differently to service with different Predecessor Employers, attach separately completed elections for this item, using the same format as above but listing only those Predecessor Employers to which the separate attachment relates.]

☐ 72.	Special rules where Employer maintains more than one plan.

	☐	a.	Top-heavy minimum contribution — Employer maintains this Plan and one or more Defined Contribution Plans. If this Plan is a Top-Heavy Plan, the Employer will provide any required top-heavy minimum contribution under:
(See Section 16.2(a)(5)(i) of the BPD.)
☐ (1)	This Plan.

☐ (2)	The following Defined Contribution Plan maintained by the Employer:

☐	b.	Top-heavy minimum benefit — Employer maintains this Plan and one or more Defined Benefit Plans. If this Plan is a Top-Heavy Plan, the Employer will provide any required top-heavy minimum contribution or benefit under: (See Section 16.2(a)(5)(ii) of the BPD.)
☐ (1)	This Plan, but the minimum required contribution is increased from 3% to 5% of Total Compensation for the Plan Year.

☐ (2)	The following Defined Benefit Plan maintained by the Employer:

☐	c.	Limitation on Annual Additions. This c. should be checked only if the Employer maintains another Defined Contribution Plan in which any Participant is a participant, and the Employer will not apply the rules set forth under Section 7.2 of the BPD. [Note: If this c. is checked, attach an addendum to this Agreement describing how the Employer will limit Annual Additions.]

☐	d.	Allocation offset. An Eligible Participant’s allocation under this Plan is reduced by allocations under ___[insert name of plan(s)]. (See Section 2.1(d) of the BPD.) [Note: If this d. is checked, attach an addendum to this Agreement describing how such offset will be applied.]
© 2002

Exhibit 10(a)

☑ 73.	Special definition of Disabled. In applying the allocation conditions under Parts 4B and 4C, the special vesting provisions under Part 6, and the distribution provisions under Parts 9 and 10 of this Agreement, the definition of Disabled is the definition described in the addendum attached to this Agreement rather than the definition described under Section 22.47 of the BPD. [Any definition described in an addendum to this Agreement must satisfy the requirements of §1.401(a)(4) of the regulations and must be applied uniformly to all Participants.]

☑ 74.	Fail-Safe Coverage Provision. [This selection #74 must be checked to apply the Fail-Safe Coverage Provision under Section 2.6 of the BPD.]

	☑	a.	The Fail-Safe Coverage Provision described in Section 2.6 of the BPD applies without modification.

	☐	b.	The Fail-Safe Coverage Provisions described in Section 2.6 of the BPD applies with the following modifications:
☐ (1)	The special rule for Top-Heavy Plans under Section 2.6(a) of the BPD does not apply.

☐ (2)	The Fail-Safe Coverage Provision is based on Included Compensation as described under Section 2.6(d) of the BPD.

☐ 75.	Election not to participate (see Section 1.10 of the BPD). An Employee may make a one-time irrevocable election not to participate under the Plan upon inception of the Plan or at any time prior to the time the Employee first becomes eligible to participate under any plan maintained by the Employer. [Note: Use of this provision could result in a violation of the minimum coverage rules under Code §410(b).]

☑ 76.	Protected Benefits. If there are any Protected Benefits provided under this Plan that are not specifically provided for under this Agreement, check this #76 and attach an addendum to this Agreement describing the Protected Benefits.
© 2002

Exhibit 10(a)
Signature Page
By signing this page, the Employer agrees to adopt (or amend) the Plan which consists of the BPD and the provisions elected in this Agreement. The Employer agrees that the Volume Submitter Sponsor has no responsibility or liability regarding the suitability of the Plan for the Employer’s needs or the options elected under this Agreement. It is recommended that the Employer consult with legal counsel before executing this Agreement.

77.	Name and title of authorized representative(s):	Signature(s):	Date:

	Stephen E. Olsen, COO	/s/ Stephen E. Olsen	May 9, 2007

	David E. Mangum, EVP and CFO	/s/ David E. Mangum	May 9, 2007

78.	Effective Date of this Agreement:

	☐	a.	New Plan. Check this selection if this is a new Plan. Effective Date of the Plan is:

	☑	b.	Restated Plan. Check this selection if this is a restatement of an existing plan. Effective Date of the restatement is: May 16, 2007
(1)	Designate the plan(s) being amended by this restatement: CheckFree Services Corporation 401(k) Plan

(2)	Designate the original Effective Date of this Plan (optional): April 1, 1984

☐	c.	Amendment by page substitution. Check this selection if this is an amendment by substitution of certain pages of this Adoption Agreement. [If this c. is checked, complete the remainder of this Signature Page in the same manner as the Signature Page being replaced.]
(1)	Identify the page(s) being replaced:

(2)	Effective Date(s) of such changes:

☐	d.	Substitution of sponsor. Check this selection if a successor to the original plan sponsor is continuing this Plan as a successor sponsor, and substitute page 1 to identify the successor as the Employer.
(1)	Effective Date of the amendment is:

☐ 79.	Check this #79 if any special Effective Dates apply under Appendix A of this Agreement and complete the relevant sections of Appendix A.

80.	Important information about this Volume Submitter Plan. A failure to properly complete the elections in this Agreement or to operate the Plan in accordance with applicable law may result in disqualification of the Plan. The Employer may rely on the Favorable IRS Letter issued by the Internal Revenue Service to the Volume Submitter Sponsor as evidence that the Plan is qualified under §401 of the Code, to the extent provided in Announcement 2001-77. The Employer may not rely on the Favorable IRS Letter in certain circumstances or with respect to certain qualification requirements, which are specified in the Favorable IRS Letter issued with respect to the Plan and in Announcement 2001-77. In order to obtain reliance in such circumstances or with respect to such qualification requirements, the Employer must apply to the office of Employee Plans Determinations of the Internal Revenue Service for a determination letter. See Section 22.80 of the BPD.
© 2002

Exhibit 10(a)
Addendum to CheckFree Services Corporation 401(k) Plan
#73 Special Definition of Disabled:
          Disability means the Participant, because of a physical or mental disability, will be unable to perform the duties of his/her customary position of employment (or is unable to engage in any substantial gainful activity) for an indefinite period which the Plan Administrator considers will be of long continued duration. A Participant also is disabled if he/she incurs the permanent loss or loss of use of a member or function of the body, or is permanently disfigured, and incurs a Separation from Service.
#76 Protected Benefits:
          Employer Securities:
          The Committee shall be authorized to direct the Trustee to establish an Employer stock fund for the purpose of receiving and holding any shares of Employer stock contributed to the Plan as Employer Matching Contributions and/or Employer Nonelective Contributions. To the extent amounts allocated to a Participant’s separate account are invested in Employer stock, the distribution of such amounts shall be made in cash or shares of Employer stock, as elected by the Participant or Beneficiary. Any Participant who receives a distribution of Employer stock under the Plan and desires to dispose of such Employer stock shall not be required to first offer to sell such Employer stock to the Employer. Each Participant or his Beneficiary shall not be entitled to direct the Trustee as to the manner in which shares of Employer stock allocated to the Participant’s separate accounts shall be voted with respect to any corporate matter that involves voting the Employer stock allocated to the Participant’s separate accounts.
          Effective January 1, 2007, Employer Matching Contributions will be made only in cash.
          Effective January 1, 2007, a Participant is permitted to direct the investment or reinvestment of any portion of his Account held in the Employer Stock Fund to another investment option under the Plan at any time that is administratively reasonable.
© 2002

Exhibit 10(a)
Trustee Declaration
By signing this Trustee Declaration, the Trustee agrees to the duties, responsibilities and liabilities imposed on the Trustee by the BPD and this Agreement.

81.	Name(s) of Trustee(s):	Signature(s) of Trustee(s):	Date:

	SunTrust Bank	/s/ Jeffrey S. Rhineheart	May 9, 2007

82.	Effective date of this Trustee Declaration: May 16, 2007

83.	The Trustee’s investment powers are:

	☐	a.	Discretionary Trustee. The Trustee has discretion to invest Plan assets. This discretion is limited to the extent Participants are permitted to give investment direction, or to the extent the Trustee is subject to direction from the Plan Administrator, the Employer, an Investment Manager or other Named Fiduciary.

	☑	b.	Directed Trustee only. The Trustee may only invest Plan assets as directed by Participants or by the Plan Administrator, the Employer, an Investment Manager or other Named Fiduciary.

	☐	c.	Separate trust agreement. The Trustee’s investment powers are determined under a separate trust document which replaces (or is adopted in conjunction with) the trust provisions under the BPD. [Note: The separate trust document is incorporated as part of this Plan and must be attached hereto. The responsibilities, rights and powers of the Trustee are those specified in the separate trust agreement. If this c. is checked, the Trustee need not sign or date this Trustee Declaration under #81 above.]
© 2002

Exhibit 10(a)
Co-Sponsor Adoption Page #1

☑	Check this selection and complete the remainder of this page if an Employer (other than the Employer that signs the Signature Page above) will participate under this Plan as a Co-Sponsor. [Note: See Article 21 of the BPD for rules relating to the adoption of the Plan by a Co-Sponsor. If there is more than one Co-Sponsor, each one should execute a separate Co-Sponsor Adoption Page. Any reference to the “Employer” in this Agreement is also a reference to the Co-Sponsor, unless otherwise noted.]

84.	Name of Co-Sponsor: CheckFreePay Corporation

85.	Employer Identification Number (EIN) of the Co-Sponsor: 06-1291316
By signing this page, the Co-Sponsor agrees to adopt (or to continue its participation in) the Plan identified on page 1 of this Agreement. The Plan consists of the BPD and the provisions elected in this Agreement.

86.	Name and title of authorized representative(s):	Signature(s):	Date:

	Mark A. Johnson, Chairman of the Board	/s/ Mark A. Johnson	May 9, 2007

87.	Effective date of this Co-Sponsor Adoption Page: May 16, 2007

	☐	a.	Check here if this is the initial adoption of a new Plan by the Co-Sponsor.

	☐	b.	Check here if this is an amendment or restatement of an existing plan maintained by the Co-Sponsor, which is merging into the Plan being adopted.
(1)	Designate the plan(s) being amended by this restatement:

(2)	Designate the original Effective Date of the Co-Sponsor’s Plan (optional):

☐ 88.	Allocation of contributions. If this #88 is checked, contributions made by the Employer signing this Co-Sponsor Adoption Page (and any forfeitures relating to such contributions) will be allocated only to Participants actually employed by the Employer making the contribution and Employees of such Employer will not share in an allocation of contributions (or forfeitures relating to such contributions) made by any other Employer. [Note: The selection of this #88 may require additional testing of the Plan. See Section 21.3 of the BPD.]

☐ 89.	Special rules.

	☐	a.	Modification of Adoption Agreement elections. Check this a. if the Co-Sponsor will apply different Plan provisions than those elected under the Agreement.
(1)	Page(s) ___of the Agreement are being modified for this Co-Sponsor. [Note: Attach the modified pages as an addendum to this Co-Sponsor Adoption Page.]

(2)	The modified provisions are effective ___. [Note: An Appendix A may be attached as an addendum to this Co-Sponsor Adoption Page to describe any special Effective Dates that apply to the Co-Sponsor.]
© 2002

Exhibit 10(a)
Co-Sponsor Adoption Page #2
☑	Check this selection and complete the remainder of this page if an Employer (other than the Employer that signs the Signature Page above) will participate under this Plan as a Co-Sponsor. [Note: See Article 21 of the BPD for rules relating to the adoption of the Plan by a Co-Sponsor. If there is more than one Co-Sponsor, each one should execute a separate Co-Sponsor Adoption Page. Any reference to the “Employer” in this Agreement is also a reference to the Co-Sponsor, unless otherwise noted.]

90.	Name of Co-Sponsor: Bastogne, Inc.

91.	Employer Identification Number (EIN) of the Co-Sponsor: 42-1535458
By signing this page, the Co-Sponsor agrees to adopt (or to continue its participation in) the Plan identified on page 1 of this Agreement. The Plan consists of the BPD and the provisions elected in this Agreement.

92.	Name and title of authorized representative(s):	Signature(s):	Date:

	David E. Mangum, President	/s/ David E. Mangum	May 9, 2007

93.	Effective date of this Co-Sponsor Adoption Page: May 16, 2007

☐ a.	Check here if this is the initial adoption of a new Plan by the Co-Sponsor.

☐ b.	Check here if this is an amendment or restatement of an existing plan maintained by the Co-Sponsor, which is merging into the Plan being adopted.
(1)	Designate the plan(s) being amended by this restatement:

(2)	Designate the original Effective Date of the Co-Sponsor’s Plan (optional):
☐ 94.	Allocation of contributions. If this #94 is checked, contributions made by the Employer signing this Co-Sponsor Adoption Page (and any forfeitures relating to such contributions) will be allocated only to Participants actually employed by the Employer making the contribution and Employees of such Employer will not share in an allocation of contributions (or forfeitures relating to such contributions) made by any other Employer. [Note: The selection of this #94 may require additional testing of the Plan. See Section 21.3 of the BPD.]

☐ 95.	Special rules.
☐ a.	Modification of Adoption Agreement elections. Check this a. if the Co-Sponsor will apply different Plan provisions than those elected under the Agreement.
(1)	Page(s) of the Agreement are being modified for this Co-Sponsor. [Note: Attach the modified pages as an addendum to this Co-Sponsor Adoption Page.]

(2)	The modified provisions are effective . [Note: An Appendix A may be attached as an addendum to this Co-Sponsor Adoption Page to describe any special Effective Dates that apply to the Co-Sponsor.]
© 2002

Exhibit 10(a)
Co-Sponsor Adoption Page #3
☑	Check this selection and complete the remainder of this page if an Employer (other than the Employer that signs the Signature Page above) will participate under this Plan as a Co-Sponsor. [Note: See Article 21 of the BPD for rules relating to the adoption of the Plan by a Co-Sponsor. If there is more than one Co-Sponsor, each one should execute a separate Co-Sponsor Adoption Page. Any reference to the “Employer” in this Agreement is also a reference to the Co-Sponsor, unless otherwise noted.]

96.	Name of Co-Sponsor: CheckFree Investment Corporation

97.	Employer Identification Number (EIN) of the Co-Sponsor: 51-0372193
By signing this page, the Co-Sponsor agrees to adopt (or to continue its participation in) the Plan identified on page 1 of this Agreement. The Plan consists of the BPD and the provisions elected in this Agreement.

98.	Name and title of authorized representative(s):	Signature(s):	Date:

	David E. Mangum, EVP & Treasurer	/s/ David E. Mangum	May 9, 2007

99.	Effective date of this Co-Sponsor Adoption Page: May 16, 2007

☐ a.	Check here if this is the initial adoption of a new Plan by the Co-Sponsor.

☐ b.	Check here if this is an amendment or restatement of an existing plan maintained by the Co-Sponsor, which is merging into the Plan being adopted.
(1)	Designate the plan(s) being amended by this restatement:

(2)	Designate the original Effective Date of the Co-Sponsor’s Plan (optional):
☐ 100.	Allocation of contributions. If this #100 is checked, contributions made by the Employer signing this Co-Sponsor Adoption Page (and any forfeitures relating to such contributions) will be allocated only to Participants actually employed by the Employer making the contribution and Employees of such Employer will not share in an allocation of contributions (or forfeitures relating to such contributions) made by any other Employer. [Note: The selection of this #100 may require additional testing of the Plan. See Section 21.3 of the BPD.]
☐ 101.	Special rules.
☐ a.	Modification of Adoption Agreement elections. Check this a. if the Co-Sponsor will apply different Plan provisions than those elected under the Agreement.
© 2002

Exhibit 10(a)
(1)	Page(s) of the Agreement are being modified for this Co-Sponsor. [Note: Attach the modified pages as an addendum to this Co-Sponsor Adoption Page.]

(2)	The modified provisions are effective . [Note: An Appendix A may be attached as an addendum to this Co-Sponsor Adoption Page to describe any special Effective Dates that apply to the Co-Sponsor.]
© 2002

Exhibit 10(a)
Co-Sponsor Adoption Page #4
☑	Check this selection and complete the remainder of this page if an Employer (other than the Employer that signs the Signature Page above) will participate under this Plan as a Co-Sponsor. [Note: See Article 21 of the BPD for rules relating to the adoption of the Plan by a Co-Sponsor. If there is more than one Co-Sponsor, each one should execute a separate Co-Sponsor Adoption Page. Any reference to the “Employer” in this Agreement is also a reference to the Co-Sponsor, unless otherwise noted.]

102.	Name of Co-Sponsor: CheckFree PhonePay Services, Inc.

103.	Employer Identification Number (EIN) of the Co-Sponsor: 11-3214844
By signing this page, the Co-Sponsor agrees to adopt (or to continue its participation in) the Plan identified on page 1 of this Agreement. The Plan consists of the BPD and the provisions elected in this Agreement.

104.	Name and title of authorized representative(s):	Signature(s):	Date:

	David E. Mangum, EVP & CFO	/s/ David E. Mangum	May 9, 2007

105.	Effective date of this Co-Sponsor Adoption Page: May 16, 2007

☐ a.	Check here if this is the initial adoption of a new Plan by the Co-Sponsor.

☐ b.	Check here if this is an amendment or restatement of an existing plan maintained by the Co-Sponsor, which is merging into the Plan being adopted.
(1)	Designate the plan(s) being amended by this restatement:

(2)	Designate the original Effective Date of the Co-Sponsor’s Plan (optional):
☐ 106.	Allocation of contributions. If this #106 is checked, contributions made by the Employer signing this Co-Sponsor Adoption Page (and any forfeitures relating to such contributions) will be allocated only to Participants actually employed by the Employer making the contribution and Employees of such Employer will not share in an allocation of contributions (or forfeitures relating to such contributions) made by any other Employer. [Note: The selection of this #106 may require additional testing of the Plan. See Section 21.3 of the BPD.]

☐ 107.	Special rules.
☐ a.	Modification of Adoption Agreement elections. Check this a. if the Co-Sponsor will apply different Plan provisions than those elected under the Agreement.
(1)	Page(s) of the Agreement are being modified for this Co-Sponsor. [Note: Attach the modified pages as an addendum to this Co-Sponsor Adoption Page.]

(2)	The modified provisions are effective . [Note: An Appendix A may be attached as an addendum to this Co-Sponsor Adoption Page to describe any special Effective Dates that apply to the Co-Sponsor.]
© 2002

Exhibit 10(a)
Co-Sponsor Adoption Page #5
108.	Name of Co-Sponsor: Carreker Corporation

109.	Employer Identification Number (EIN) of the Co-Sponsor: 75-1622836
By signing this page, the Co-Sponsor agrees to adopt (or to continue its participation in) the Plan identified on page 1 of this Agreement. The Plan consists of the BPD and the provisions elected in this Agreement.

110.	Name and title of authorized representative(s):	Signature(s):	Date:

	Laura E. Binion, SVP & Secretary	/s/ Laura E. Binion	May 9, 2007

111.	Effective date of this Co-Sponsor Adoption Page: May 16, 2007

☐ a.	Check here if this is the initial adoption of a new Plan by the Co-Sponsor.

☑ b.	Check here if this is an amendment or restatement of an existing plan maintained by the Co-Sponsor, which is merging into the Plan being adopted.
(1)	Designate the plan(s) being amended by this restatement: Carreker Corporation 401(k) Plan

(2)	Designate the original Effective Date of the Co-Sponsor’s Plan (optional): 02/01/1979
☐ 112.	Allocation of contributions. If this #112 is checked, contributions made by the Employer signing this Co-Sponsor Adoption Page (and any forfeitures relating to such contributions) will be allocated only to Participants actually employed by the Employer making the contribution and Employees of such Employer will not share in an allocation of contributions (or forfeitures relating to such contributions) made by any other Employer. [Note: The selection of this #112 may require additional testing of the Plan. See Section 21.3 of the BPD.]

☐ 113.	Special rules.
☐ a.	Modification of Adoption Agreement elections. Check this a. if the Co-Sponsor will apply different Plan provisions than those elected under the Agreement.
(1)	Page(s) of the Agreement are being modified for this Co-Sponsor. [Note: Attach the modified pages as an addendum to this Co-Sponsor Adoption Page.]

(2)	The modified provisions are effective . [Note: An Appendix A may be attached as an addendum to this Co-Sponsor Adoption Page to describe any special Effective Dates that apply to the Co-Sponsor.]
© 2002